EXHIBIT 99.1

                     AGREEMENT REGARDING JOINT FILING UNDER
                     UNDER RULE 13D-1(K) OF THE EXCHANGE ACT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the filing on behalf of each of a Statement on Schedule 13G, and all amendments thereto, with respect to the Units of Limited Partnership Interest of The Newkirk Master Limited Partnership.

            Dated: February 11, 2004


/s/ Michael Ashner
-----------------------
Michael L. Ashner


Newkirk NL Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer


Newkirk RE Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer


Newkirk Tender Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer

Marbax Venture LLC

By: Newkirk RE Associates LLC
    Member

    By: Newkirk Manager Corp.
        Manager

        By: /s/ Michael Ashner
            -----------------------
            Michael L. Ashner


AP-WIN Associates L.L.C.

By: WIN Manager Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer


AP4-WEM WIN Tender LLC

By: WIN Manager Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer


AP3-WEM WIN Tender LLC

By: WIN Manager Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer

Apollo Real Estate Investment Fund III, L.P.

By: Apollo Real Estate Advisors III, L.P.,
    its general partner

    By: Apollo Real Estate Capital Advisors III, Inc.,
        its general partner

        By: /s/ Michael D. Weiner
            -----------------------
            Michael D. Weiner
            Vice President


Apollo Real Estate Advisors III, L.P.

By: Apollo Real Estate Capital Advisors III, Inc.,
    its general partner

    By: /s/ Michael D. Weiner
        -----------------------
        Michael D. Weiner
        Vice President


Apollo Real Estate Management III, L.P.

By: Apollo Real Estate Management III, Inc.,
    its general partner

    By: /s/ Michael D. Weiner
        -----------------------
        Michael D. Weiner
        Vice President


Newkirk RE Associates LLC

By: Newkirk Manager Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer

NK-CR Holdings LLC

By: Newkirk Manager Corp.
    Manager

    By: /s/ Michael Ashner
        -----------------------
        Michael L. Ashner
        Chief Executive Officer


Newkirk Stock LLC

By: Newkirk NL Holdings LLC
    Managing Member

    By: Newkirk Manager (NV) LLC
        Manager

        By: /s/ Michael Ashner
            -----------------------
            Michael L. Ashner
            Chief Executive Officer


WEM Fund 1998 Limited Partnership

By: /s/ Michael Ashner
    -----------------------
    Michael L. Ashner
    General Partner


WEM-WIN Tender Associates, LLC

By: /s/ Michael Ashner
    -----------------------
      Michael L. Ashner
      Managing Member